Advances for Other Fixed Assets under Construction	12 Months Ended
Dec. 31, 2013
Advances For Other Fixed Assets Under Construction [Abstract]
Advances for Other Fixed Assets under Construction
9.         Advances for Other Fixed Assets under Construction:

Fujairah in-land storage facility: In July 2010, the Company assumed a 25-year terminal lease agreement, as a result of the transfer of all the shares of Aegean Oil Terminal Corporation from a related party. The agreement, signed by the Company's subsidiary, Aegean Oil Terminal Corporation, and the Municipality of Fujairah will be automatically renewed for an additional 25 years and was assumed to build an in-land storage facility in the United Arab Emirates. The Company is expected to complete the construction of the new facility in the second half of 2014 and the payments of the contractual amounts are made with the progress of the construction. As of December 31, 2013, the Company has paid advances for construction of the in-land storage facility and other related costs amounting to $151,825 and we capitalized interest of amount $7,237. The contractual obligations arising from signed contracts relating to this project after December 31, 2013 are approximately $13,000 for 2014.

  Interest on the advances paid by the Company in respect of Fujairah storage facility is computed at the weighted average borrowing cost of the Company, for the duration of the construction period, and capitalized on advances for other fixed assets under construction on the accompanying balance sheets. Total interest capitalized for the years ended December 31, 2011, 2012 and 2013 was $787, $2,356 and $4,565, respectively.